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                                                                    EXHIBIT 24.2

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Kenneth W. Lowe, Richard A. Boehne, Joseph G. NeCastro, E. John Wolfzorn, M. Denise Kuprionis and William Appleton, any of whom may act, with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) Class A Common Shares of the Company to be sold by of for the account of The Edward W. Scripps Trust and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities indicated below on February 27, 2003.

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
/s/ William R. Burleigh                           /s/ Nicholas B. Paumgarten
--------------------------------------------       --------------------------------------------
William R. Burleigh                                Nicholas B. Paumgarten
Chairman of the Board                              Director


/s/ Kenneth W. Lowe                                /s/ Paul K. Scripps
--------------------------------------------       --------------------------------------------
Kenneth W. Lowe                                    Paul K. Scripps
President, Chief Executive Officer and             Director
Director  (Principal Executive Officer)


/s/ Joseph G. NeCastro                             /s/ Edward W. Scripps
--------------------------------------------       --------------------------------------------
Joseph G. NeCastro                                 Edward W. Scripps
Senior Vice President and Chief                    Director
Financial Officer (Principal Financial
and Accounting Officer)


/s/ Charles E. Scripps                             /s/ Ronald W. Tysoe
--------------------------------------------       --------------------------------------------
Charles E. Scripps                                 Ronald W. Tysoe
Director                                           Director


/s/ John H. Burlingame                             /s/ Julie A. Wrigley
--------------------------------------------       --------------------------------------------
John H. Burlingame                                 Julie A. Wrigley
Director                                           Director


/s/ Jarl Mohn                                      /s/ David A. Galloway
--------------------------------------------       --------------------------------------------
Jarl Mohn                                          David A. Galloway
Director                                           Director


                                                   /s/ Nackey E. Scagliotti
                                                   --------------------------------------------
                                                   Nackey E. Scagliotti
                                                   Director

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